UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): JANUARY 28, 2002

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                           DIGITAL INSIGHT CORPORATION
             (Exact name of Registrant as specified in its charter)



DELAWARE                           0-27459                       77-0493142
(State or other            (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)






                 26025 MUREAU ROAD, CALABASAS, CALIFORNIA 91302
          (Address of principal executive offices, including zip code)


                                 (818) 871-0000
              (Registrant's telephone number, including area code)



            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On January 28, 2002, Digital Insight Corporation ("DI") completed its acquisition of Virtual Financial Services, Inc. ("VFS"), pursuant to an Agreement and Plan of Merger, dated as of January 3, 2002 (the "Agreement and Plan of Merger"), by and between DI, VFS and ViFi LLC, a wholly owned subsidiary of DI ("Merger Sub"). VFS was a privately-owned company based in Indianapolis, Indiana that provided retail and commercial Internet banking, electronic bill payment, cash management services, credit and debit card processing, online brokerage, document management, web site design, target marketing and aggregation services via PC-based or wireless access. In the acquisition, VFS merged with and into Merger Sub (the "Merger"), with Merger Sub being the surviving entity in the Merger. As a result of the Merger, all the outstanding shares of VFS were converted into an aggregate of $3,750,000 in cash, $3,750,000 in promissory notes, and 1,901,907 shares of DI's common stock. In addition, DI assumed options to acquire VFS stock that, as a result of the Merger, converted into options to purchase an aggregate of 111,978 shares of DI's common stock. The sole shareholders of VFS were David B. Becker and The David B. Becker 2000 Grantor Retained Annuity Trust u/a/d October 27, 2000. DI used funds from its capital reserves for this acquisition.

      The purchase price was determined through arms-length negotiations between DI and VFS, taking into account the value of companies comparable to VFS.

      The acquisition is to be accounted for using the purchase method of accounting.

      A copy of the Agreement and Plan of Merger is attached hereto as Exhibit
2.1 and is incorporated by reference in this Item 2. The foregoing description of the Agreement and Plan of Merger is qualified in its entirety by reference to the Agreement and Plan of Merger.

      In connection with the Agreement and Plan of Merger, each of the former shareholders of VFS (the "Former Shareholders") entered into a Stockholders Agreement pursuant to which, among other things: (i) the Former Shareholders agreed to indemnify DI for breaches of the representations and warranties of VFS in the Agreement and Plan of Merger and of the Former Shareholders in the Stockholders Agreement; (ii) DI granted the Former Shareholders certain "piggyback" and demand registration rights with respect to the common stock of DI acquired in the Merger; and (iii) the Former Shareholders have agreed that, until January 28, 2003, the Former Shareholders will vote and grant or withhold a written consent with respect to all shares of DI's common stock beneficially owned by the Former Shareholders as recommended by the Board of Directors of DI. A copy of the form of Stockholders Agreement is attached as Exhibit A to the Agreement and Plan of Merger and is incorporated by reference in this Item 2. The foregoing description of the Stockholders Agreement is qualified in its entirety by reference to the form of Stockholders Agreement.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of Business Acquired.

      The financial statements of VFS are not included with this Current Report on Form 8-K. Such financial statements will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than April 12, 2002.


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(b)   Pro Forma Fiancial Information.

      Pro forma financial information is not included with this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than April 12, 2002.

(c)  Exhibit.

      2.1 Agreement and Plan of Merger, dated as of January 3, 2002, by and among Digital Insight Corporation, ViFi LLC and Virtual Financial Services, Inc.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 5, 2002                 DIGITAL INSIGHT CORPORATION



                                              By:  /S/ DALE WALKER
                                                   ---------------------
                                                  Dale Walker
                                                  President and Chief Operating
                                                  Officer


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                                INDEX TO EXHIBITS


EXHIBIT NUMBER        DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of January 3, 2002, by and among Digital Insight Corporation, ViFi LLC and Virtual Financial Services, Inc.